UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report: January 19, 2005

Washington Mutual, Inc.

(Exact name of registrant as specified in its charter)

Washington	1-14667	91-1653725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201Third Avenue, Seattle, Washington	98101
(Address of principal executive offices)	(Zip Code)

(206) 461-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

On January 19, 2005, Washington Mutual, Inc. issued a press release regarding its results of operations and financial condition for the quarter and year ended December 31, 2004. The text of the press release is included as Exhibit 99.1 to this report and the financial supplement is included as Exhibit 99.2 to this report. The information included in the press release text and the financial supplement is considered to be “furnished” under the Securities Exchange Act of 1934. The Company will include final financial statements and additional analyses for the year ended December 31, 2004, as part of its Form 10-K covering that period.

Item 9.01  Financial Statements and Exhibits

(c) The following exhibits are being furnished herewith:

Exhibit No.	Exhibit Description
99.1	Press release text of Washington Mutual, Inc. dated January 19, 2005.
99.2	Financial supplement of Washington Mutual, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WASHINGTON MUTUAL, INC.

Dated: January 19, 2005	By:	/s/ Fay L. Chapman
Fay L. Chapman
Senior Executive Vice President